UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

BANC OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35522 (Commission File No.)	04-3639825 (IRS Employer Identification Number)

3 MacArthur Place, Santa Ana, California (Address of principal executive offices)	92707 (Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2021, Banc of California, Inc. (“BOC”) held a special meeting of its stockholders (the “Special Meeting”). At the close of business on May 10, 2021, the record date for the Special Meeting, there were 50,174,678 shares of BOC voting common stock outstanding (the “Common Stock”).  At the Special Meeting, the holders of 44,968,417 shares of BOC Common Stock were represented in person or by proxy, constituting a quorum.

At the Special Meeting, BOC stockholders voted on: (1) approval of the merger of Pacific Mercantile Bancorp, a California corporation (“PMB”), with and into BOC (the “merger”) pursuant to the terms of the Agreement and Plan of Merger, dated as of March 22, 2021, by and between BOC and PMB (the “BOC merger proposal”); and (2) the issuance of BOC common stock in connection with the merger (the “BOC stock issuance proposal”).  The final voting results for each of the proposals voted upon at the Special Meeting, as certified by the inspector of the election, are set forth below.  The proposals are described in further detail in the joint proxy statement/prospectus for the Special Meeting filed with the Securities and Exchange Commission on May 13, 2021.

Proposal I Approval of the merger pursuant to the Agreement and Plan of Merger, dated as of March 22, 2021, by and between BOC and PMB:

The vote required to approve the BOC merger proposal was the affirmative vote of a majority of outstanding shares of BOC Common Stock entitled to vote on the proposal.  Accordingly, this proposal was approved by the following vote:

For	Against	Abstain
44,831,696	84,433	52,288

Proposal II Approval of the issuance of BOC common stock in connection with the merger:

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain
44,831,075	87,763	49,579

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

June 24, 2021

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary